UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2021

Franklin Street Properties Corp.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-32470	04-3578653
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, Massachusetts 01880
(Address of Principal Executive Offices, and Zip Code)

(781) 557-1300

Registrant’s Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, $.0001 par value per share	FSP	NYSE American

ITEM 2.01. Completion of Acquisition or Disposition of Assets.

On May 27, 2021, FSP One Ravinia Drive LLC, FSP Two Ravinia Drive LLC, and FSP One Overton Park LLC (together, the “Seller”), each a wholly-owned subsidiary of Franklin Street Properties Corp. (the “Registrant”), closed on the previously announced sale of office buildings located at One Ravinia Drive NE, Dunwoody, Georgia, Two Ravinia Drive NE, Dunwoody, Georgia, and 3625 Cumberland Boulevard SE, Atlanta, Georgia (collectively, the “Properties”) to One Overton Owner LLC, One Ravinia Owner LLC, and Two Ravinia Owner LLC (together, the “Buyer”), each an affiliate of Crocker Partners LLC, pursuant to a Purchase and Sale Agreement dated March 5, 2021 (as amended, the “Agreement”).  There were no material relationships, other than in respect of the Agreement, among the Seller and the Buyer, or any of their respective affiliates. The aggregate gross purchase price for the Properties was $219,500,000.  The Registrant expects to record an aggregate gain of approximately $23 million in the second quarter of 2021 in connection with the sale of the Properties.

ITEM 9.01. Financial Statements and Exhibits.

(b)	Pro forma financial information.

The pro forma financial information of the Registrant as adjusted to give effect to the sale of the Properties is presented in the unaudited pro forma condensed consolidated financial statements filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBITS

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN STREET PROPERTIES CORP.

By:	/s/ Scott H. Carter
Scott H. Carter
Executive Vice President, General Counsel and Secretary

Date: June 2, 2021